SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 29, 2003

EN POINTE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

100 N. Sepulveda Blvd., 19th Floor El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 725-5200

N/A
(Former name or former address, if changed since last report.)

Item 5.  Other Events

The Registrant issued press releases on May 29, 2003 and June 2, 2003 that are incorporated herein by reference as Exhibits 99.1 and 99.2.

Item 7.  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired:  None.

(b)                                 Pro Forma Financial Information:  None.

(c)                                  Exhibits:

Exhibit Number	Description

99.1	Press release of En Pointe Technologies, Inc. dated May 29, 2003.

99.2	Press release of En Pointe Technologies, Inc. dated June 2, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EN POINTE TECHNOLOGIES, INC.

Date: June 5, 2003	By:	/s/ Kevin D. Ayers
Kevin D. Ayers
Chief Financial Officer